Net Loss Per Share Attributable to Ordinary Shareholders - Summary of Basic and Diluted Net Loss Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Numerator:
Net loss	$ (20,041)	$ (19,108)
Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	30,668,412	29,801,064
Net loss per share attributable to ordinary shareholders, basic and diluted	$ (0.65)	$ (0.64)